UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2010

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue,
New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On July 22, 2010, JPMorgan Chase & Co. (the "Company") closed a public offering of $2,500,000,000 aggregate principal amount of its 4.40% Notes due 2020 (the "4.40% Notes"). The 4.40% Notes were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-146731). In connection with the offering of the 4.40% Notes, the Company is filing the legal opinion as to the legality of the 4.40% Notes as Exhibit 5.1 to this report.

On July 22, 2010, JPMorgan Chase & Co. (the "Company") closed a public offering of an additional $400,000,000 aggregate principal amount of its 3.40% Notes due 2015 (the "3.40% Notes"). The 3.40% Notes were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-146731). In connection with the offering of the 3.40% Notes, the Company is filing the legal opinion as to the legality of the 3.40% Notes as Exhibit 5.2 to this report.

Item 9.01.    Financial Statements and Exhibits

      (d) Exhibits

5.1	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the 4.40% Notes
5.2	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the 3.40% Notes

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Anthony J. Horan
	Name:	Anthony J. Horan
	Title:	Corporate Secretary

Dated: July 22, 2010

EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the 4.40% Notes
5.2	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the 3.40% Notes